Consent of Independent Auditors

The Board of Directors of Aetna Life Insurance and Annuity Company and
  Policyholders of Aetna Variable Life Account B:

We consent to the use of our reports dated February 4, 1997 and February 14, 1997 incorporated herein this Post-Effective Amendment No. 3 by reference to Post-Effective Amendment No. 1 to the Registration Statement (File No. 33-64277) on Form S-6.


                                                       /s/ KPMG Peat Marwick LLP

                                                           KPMG Peat Marwick LLP


Hartford, Connecticut
February 25, 1998